UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2022
IDEXX LABORATORIES INC /DE

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
IDEXX LABORATORIES INC /DE

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive	Westbrook,	Maine	04092
(Address of principal executive offices)			(ZIP Code)
0000874716
207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective July 13, 2022, the Board of Directors (the “Board”) of IDEXX Laboratories, Inc. (the “Company”) amended and restated the Company’s bylaws (as so amended and restated, the “Amended Bylaws”) to modify, in part, the information a stockholder is required to include in its notice to the Company to nominate a candidate for election as a director to be consistent with the information requirements of the SEC’s newly adopted Rule 14a-19 (b)(iii). Specifically, Section 1.10 was revised to require that the stockholder include in such advance notice a representation as to whether the stockholder intends (or is part of group that intends) to deliver a proxy statement and/or form of proxy to holders of shares of the Company’s capital stock representing at least sixty-seven percent (67%) of the voting power of the shares entitled to vote on the election of directors (rather than holders of at least the percentage of the Company's outstanding capital stock reasonably believed to be sufficient to elect the proposed director nominee).

In addition, the Amended Bylaws also contain other minor, non-substantive changes.

The foregoing summary description of the amendments to the Bylaws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.2	Amended and Restated Bylaws of IDEXX Laboratories, Inc., amended through July 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: July 15, 2022	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, General Counsel and Corporate Secretary